                                                                   EXHIBIT 10.18

                              ASSUMPTION AGREEMENT
                              --------------------

     ASSUMPTION AGREEMENT, dated as of July 19, 2001 (this "Agreement") between
                                                            ---------
BLUM CB Corp., a Delaware corporation (the "Company"), and James J. Didion
                                            -------
("Didion").
  ------

     WHEREAS, Didion is a party to that certain Amended and Restated Employment Agreement dated as of March 3, 1999 (as amended, the "Employment Agreement"), by
                                                      --------------------
and between Didion and CB Richard Ellis Services, Inc., a Delaware corporation ("CB Richard Ellis Services"); and
  -------------------------

     WHEREAS, the Company is a party to the Amended and Restated Agreement and Plan of Merger, initially dated as of February 23, 2001, amended and restated on April 24, 2001, and further amended and restated on May 31, 2001 (the "Merger
                                                                       ------
Agreement"), by and among the Corporation, CBRE Holding, Inc., a Delaware
---------
corporation ("Holding"), and CB Richard Ellis Services, pursuant to the terms
              -------
and subject to the conditions of which, among other things, (1) the Company will merge with and into CB Richard Ellis Services, (2) the separate existence of the Company will cease and (3) CB Richard Ellis Services will continue its existence as a wholly-owned subsidiary of Holding (such transactions, collectively, the "Merger");
 ------

     NOW THEREFORE, for good and valuable consideration and intending to be bound hereby, the parties hereto agree that, upon consummation of the Merger, the surviving corporation in the Merger will, and hereby does, assume the Employment Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       JAMES J. DIDION

                                       /s/ James J. Didion
                                       -----------------------------------------


                                       BLUM CB CORP.

                                       By:   /s/ Claus J. Moller
                                             -----------------------------------
                                             Name:  Claus J. Moller
                                             Title: President